SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 25, 2003

EXTEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-16354	52-1412493
(State or jurisdiction othe of incorporation)r	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Access Road, Suite 700 Warwick, RI	02886
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 384-6789

ITEM 5. OTHER EVENTS

On August 20, 2003 Exten Industries, Inc. (Exten) issued a press release filed herewith as Exhibit 99.1 announcing that Exten signed a marketing and distribution agreement for its proprietary immortalized human liver cell lines with XenoTech, LLC of Lenexa, Kansas.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1     A copy of this press release dated August 20, 2003 is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTEN INDUSTRIES, INC.

Date: August 25, 2003	By: /s/ W. GERALD NEWMIN W. Gerald Newmin, Chief Executive Officer